Exhibit 99.1

National Vision Appoints Jim McGrann and Michael Nicholson to Board of Directors

Enters into Cooperation Agreement with Engine Capital

DULUTH, Ga. -- March 17, 2025 -- National Vision Holdings, Inc. (NASDAQ: EYE) (“National Vision” or the “Company”) today announced the appointment of two new independent directors, Jim McGrann and Michael Nicholson to its Board of Directors (the “Board”), effective March 17, 2025. Mr. McGrann will serve on the Board’s Compensation Committee and Mr. Nicholson will serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee. With the addition of Messrs. McGrann and Nicholson, the Board will expand from 9 to 11 members. The Board has also formed an Advisory Committee that will help oversee National Vision’s ongoing transformation initiatives with the help of the Company’s consultant. The committee will be comprised of two existing National Vision directors, Randy Peeler and Susan Johnson, as well as Messrs. McGrann and Nicholson.

The director appointments announced today are being made in connection with a Cooperation Agreement (the “Agreement”) with Engine Capital, LP and certain of its affiliates (“Engine”).

Mr. McGrann is an eye care industry veteran with nearly 30 years of experience across the industry serving in Chief Executive Officer, Chief Technology Officer and Chief Information Officer roles throughout his career. Mr. McGrann currently serves as CEO of Advancing Eyecare, a leading provider of ophthalmic instruments, and previously led Professional Eye Care Associates of America (PECAA), VSP Global and VSP Vision Care, among other positions. He began his career as a management consultant for 15 years and was a senior executive at Accenture and IBM a partner at Ernst & Young. He serves on the board of directors of the private optical software company, Ocuco, and previously served on the board of directors of the private optical company, Keplr. He is the current chairman of the board for Prevent Blindness. Mr. McGrann holds a Bachelor of Science in Industrial Engineering from Columbia University.

Mr. Nicholson is a seasoned retail executive with extensive expertise in business transformation, operations, and finance. He currently serves as the President and Chief Operating Officer of J.Crew Group, where he has held multiple leadership roles, including Interim Chief Executive Officer and Chief Financial Officer. Prior to joining J.Crew, Mr. Nicholson was the Chief Operating Officer and Chief Financial Officer at ANN INC. and Victoria’s Secret Beauty. His career also includes senior leadership positions at Colgate-Palmolive, Altria, and PwC, where he played key roles in developing financial strategy and implementing operational excellence. Mr. Nicholson holds a Bachelor’s degree in Accounting from Niagara University and a Master of Business Administration from St. John’s University and is a Certified Public Accountant.

Randy Peeler, Chairman of the National Vision Board, said, “As part of our ongoing efforts to add new perspectives to the Board, we are pleased to welcome Jim and Mike to our Board. With Jim’s deep experience across the optical space and Mike’s robust retail background, and their respective proven track records of operational and financial acumen, each will be immediately additive to the work we are doing. Continued refreshment is a key pillar of our commitment to support National Vision’s long-term growth objectives and the changes announced today underscore this commitment.”

“We are starting the year with strong momentum across the business and we have a lot of exciting work underway as we kickstart this next phase of our transformation initiatives,” said Reade Fahs, Chief Executive Officer of National Vision. “As we execute our plan with discipline and rigor, we will continue to deliver value for our shareholders and other stakeholders, and I am looking forward to working alongside our new directors as we capture the significant opportunities ahead.”

Arnaud Ajdler, Founder and Portfolio Manager of Engine, said, “We invested in National Vision because of its unique leadership position in the optical industry, its long-term growth potential, its attractive valuation and the potential for significant margin improvement. We appreciate the productive engagement we have had with the Company and we look forward to the contributions from these new directors to advance the Company’s strategic initiatives and enhance value for all shareholders.”

The Agreement, which includes certain customary standstill, voting and other provisions, will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

Goldman Sachs is serving as financial advisor and Sidley Austin is serving as legal counsel to National Vision. Olshan Frome Wolosky LLP is serving as legal counsel to Engine.

About National Vision Holdings, Inc.

National Vision Holdings, Inc. (NASDAQ: EYE) is one of the largest optical retail companies in the United States with over 1,200 stores in 38 states and Puerto Rico. With a mission of helping people by making quality eye care and eyewear more affordable and accessible, the company operates four retail brands: America’s Best, Eyeglass World, and Vista Opticals inside select Fred Meyer stores and on select military bases, and an e-commerce website DiscountContacts.com, offering a variety of products and services for customers’ eye care needs. For more information, please visit www.nationalvision.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our current beliefs and expectations regarding the performance of our industry, the Company’s strategic direction, market position, prospects including remote medicine and optometrist recruiting and retention initiatives, and future results. You can identify these forward-looking statements by the use of words such as “outlook,” “guidance,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Caution should be taken not to place undue reliance on any forward-looking statement as such statements speak only as of the date when made. We undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law.

Forward-looking statements are not guarantees and are subject to various risks and uncertainties, which may cause actual results to differ materially from those implied in forward-looking statements. Such factors include, but are not limited to, market volatility, an overall decline in the health of the economy, global macroeconomic conditions and other factors may affect consumer spending or behavior, which could materially harm our sales, profitability and financial condition; we may not be successful in implementing our transformation initiatives, or in anticipating the impact of important strategic initiatives, and our plans for implementing such initiatives may be altered or delayed due to various factors, which may have an adverse impact on our business and financial results; failure to recruit and retain vision care professionals for in-store roles or to provide remote care offerings could adversely affect our business, financial condition and results of operations; the optical retail industry is highly competitive, and if we do not compete successfully, our business may be adversely impacted; our success depends upon our marketing, advertising and promotional efforts and if we are unable to implement them successfully or efficiently, or if our competitors are more effective than we are, we may experience a material adverse effect on our business, financial condition and results of operations; our success depends substantially on the value of our owned brands, and failure to maintain, protect, and enhance their value could have a negative impact on our business, financial condition, and results of operations; if we fail to open and operate new stores (including as a result of store conversions) in a timely and cost-effective manner or fail to successfully enter new markets, our financial performance could be materially and adversely affected; our growth is dependent on our ability to increase sales in existing stores and to successfully reinvest in existing stores; if we are unable to successfully implement our pricing strategies, it could have an adverse impact on our business; we are a low-cost provider and our business model relies on the low cost of inputs, and factors such as wage rate increases, inflation, cost increases, increases in the price of raw materials and energy prices could have a material adverse effect on our business, financial condition and results of operations; we require significant capital to fund our expanding business including updating our Enterprise Resource Planning and Customer Relationship Management, and other technological, systems and capabilities; our growth strategy could strain our existing resources and cause the performance of our existing stores to suffer; we are subject to risks associated with leasing substantial amounts of space, including future increases in occupancy costs; our e-commerce and omni-channel business faces distinct risks, and our failure to successfully manage those risks could have a negative impact on our profitability; if we fail to retain our existing senior management team or attract qualified new personnel such failure could have a material adverse effect on our business, financial condition and results of operations; our operating results and inventory levels fluctuate on a seasonal basis; catastrophic events, including changing climate and weather patterns leading to severe weather and natural disasters may cause significant business interruptions and expenditures; certain technological advances, greater availability of, or increased consumer preferences for, vision correction alternatives to prescription eyeglasses or contact lenses, or future drug development for the correction of vision-related problems may reduce the demand for our products and adversely impact our business and profitability; our profitability and cash flows may be negatively affected if we are not successful in managing our inventory balances and inventory shrinkage; we depend on our distribution centers and optical laboratories and the loss of, or disruption in the operations of, one or more of these facilities may adversely affect our ability to process and fulfill customer orders and deliver our products in a timely manner, or at all, and may result in quality issues, which would adversely affect our reputation, our business and our profitability; if the performance of our Host brands declines or we are unable to maintain or extend our operating relationships with our Host partners, our business, profitability and cash flows may be adversely affected and we may be required to incur impairment charges; the termination of our partnership with Walmart has had, and may continue to have, an impact on our business, revenues, profitability and cash flows, which impact could be material; we may incur losses arising from our investments in technological innovators in the optical retail industry, including artificial intelligence, which would negatively affect our financial results; sustainability issues, including those related to climate change, could have a material adverse effect on our business, financial condition and results of operations; our future operational success depends on our ability to develop, maintain and extend relationships with managed vision care companies, vision insurance providers and other third-party payors; we face risks associated with vendors from whom our products are sourced and are dependent on a limited number of suppliers; we rely heavily on our information technology systems, as well as those of our vendors, for our business to effectively operate and to safeguard confidential information and any significant failure, inadequacy, interruption or security breach could adversely affect our business, financial condition and operations; we rely on third-party coverage and reimbursement, including government programs, for an increasing portion of our revenues, the future reduction of which could adversely affect our results of operations; we are subject to extensive state, local and federal vision care and healthcare laws and regulations and failure to adhere to such laws and regulations would adversely affect our business; we are subject to managed vision care laws and regulations and failure to adhere to such laws and regulations would adversely affect our business; we are subject to rapidly changing and increasingly stringent laws, regulations, contractual obligations, and industry standards relating to privacy, data security and data protection, which could subject us to liabilities that adversely affect our business, operations and financial performance; we could be adversely affected by product liability, product recall or personal injury issues; failure to comply with laws, regulations and enforcement activities or changes in statutory, regulatory, accounting and other legal requirements could potentially impact our operating and financial results; adverse judgments or settlements resulting from legal proceedings relating to our business operations could materially adversely affect our business, financial condition and results of operations; we may not be able to adequately protect our intellectual property, which could harm the value of our brand and adversely affect our business; we have a significant amount of indebtedness which could adversely affect our business and financial position, including by limiting our business flexibility and preventing us from meeting our debt obligations; a change in interest rates may adversely affect our business; our credit agreement contains restrictions that limit our flexibility in operating our business; conversion of the 2025 Notes could dilute the ownership interest of existing stockholders or may otherwise depress the price of our common stock; and risks related to owning our common stock, including our ability to comply with requirements to design and implement and maintain effective internal controls. Additional information about these and other factors that could cause National Vision’s results to differ materially from those described in the forward-looking statements can be found in filings by National Vision with the Securities and Exchange Commission (“SEC”), including our latest Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC.

Contacts

Investors:
investor.relations@nationalvision.com
National Vision Holdings, Inc.
Tamara Gonzalez

ICR, Inc.
Caitlin Churchill

Media:
media@nationalvision.com

Dan Moore / Tali Epstein

Collected Strategies

NationalVision-CS@collectedstrategies.com